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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 29, 2002


                         STATEFED FINANCIAL CORPORATION

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             (Exact name of Registrant as specified in its Charter)


     Delaware                         0-22790                  42-1410788

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 (State or other                (Commission File No.    (IRS Identification No.)
jurisdiction of incorporation)


13523 University Avenue, Clive, Iowa                               50325

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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (515) 223-8484

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                                       N/A

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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On April 29, 2002, the Registrant issued the press release attached hereto as Exhibit 99.

ITEMS 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Exhibits:

                         Exhibit 99 - Press release dated April 29, 2002








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                                   SIGNATURES

      Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STATEFED FINANCIAL CORPORATION


Date:  April 29, 2002                 By:   /s/  Andra K. Black
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                                                 Andra K. Black
                                                 Executive Vice President and
                                                 Chief Financial Officer





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